Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes	Income Taxes

The provision for (benefit from) income taxes consists of:

	Year Ended December 31,
(in thousands)	2023	2022	2021
Current income tax:
Federal	$—	$—	$—
State	502	666	323
Foreign	1,149	840	585
	1,651	1,506	908
Deferred income tax:
Federal	59	(221)	(9,001)
State	138	(151)	(1,416)
	197	(372)	(10,417)
Provision for (benefit from) income taxes	$1,848	$1,134	$(9,509)

The components of net loss before income taxes consisted of the following:

(in thousands)	2023	2022	2021
United States	$(65,972)	$(73,939)	$(95,077)
International	(13,799)	(4,999)	168
Total net loss before income taxes	$(79,771)	$(78,938)	$(94,909)

Deferred tax (liabilities) assets are comprised of the following at:

	December 31,
(in thousands)	2023	2022
Deferred tax liabilities:
Operating lease assets	$(989)	$(344)
Software development costs	(1,394)	(1,534)
Intangible assets	(17,172)	(19,803)
481(a) adjustment	(1,466)	-
Depreciation on property, plant and equipment	(1,269)	(1,428)
Gross deferred tax liabilities	(22,290)	(23,109)

Deferred tax assets:
Allowances for bad debts and inventory	2,539	3,213
Capitalized inventory costs	223	300
Employee benefit accruals	7,773	4,628
Interest expense limitation under section 163 (j)	6,501	6,089
Operating lease liabilities	1,015	373
Federal net operating loss carryforward	38,357	40,212
State net operating loss carryforward	8,403	8,866
Foreign net operating loss carryforward	4,406	2,008
Federal and state tax credit carryforwards	14,804	13,364
R&D capitalization	22,108	11,297
Other	3,274	3,963
Gross deferred tax assets	109,403	94,313

Less valuation allowance	(87,943)	(71,837)

Non-current net deferred tax liabilities	$(830)	$(633)

The non-current net deferred tax liabilities are included within other long-term liabilities on the Company’s consolidated balance sheets. The Company has Federal tax credit carryforwards of $13.3 million that expire in various tax years from 2028 to 2043. The Company has a Federal operating loss carryforward of $12.6 million expiring from 2029 through 2037 and a Federal operating loss carryforward of $170.1 million with an unlimited carryforward period. The Company also has state tax credits of $1.7 million and net operating loss carryforwards that vary by jurisdiction, ranging from $0 to $49.2 million, and expire in various tax years through 2043. The Company has foreign net operating loss carryforwards of $37.2 million expiring through 2029. The Company has a federal interest limitation carryforward of $26.4 million with an indefinite carryforward period.

In evaluating our ability to recover our deferred tax assets, management considers all available positive and negative evidence, including scheduled reversals of deferred tax liabilities, projected future taxable income, tax planning strategies and results of recent operations. A valuation allowance is required to the extent it is more likely than not that the future benefit associated with certain Federal, state, and foreign deferred tax assets including tax loss carryforwards will not be realized.

As of December 31, 2023, management believes that it is more likely than not that the benefit from its deferred tax assets will not be realized except for the estimated amount of future tax associated with indefinite lived intangible assets. In calculating the valuation allowance, the Company was only permitted to use its existing deferred tax liabilities related to its indefinite-lived intangible assets (i.e. “naked credit deferred tax liabilities”) as a source of taxable income to support the realization of its existing indefinite-lived deferred tax assets.

As a result of this analysis, management determined an increase in the valuation allowance in the current year to be appropriate.

No provision is made for certain taxes applicable to the undistributed earnings of the Company’s foreign subsidiaries as it is the intention of management to fully utilize those earnings in the operations of foreign subsidiaries.

The Tax Cuts and Jobs Act created a new requirement that certain income earned by foreign subsidiaries, known as global intangible low-tax income (“GILTI”), must be included in the gross income of their U.S. shareholder. The FASB allows an accounting policy election of either recognizing deferred taxes for temporary differences expected to reverse as GILTI in future years or recognizing such taxes as a current-period expense when incurred. The company elected to treat the tax effect of GILTI as a current-period expense when incurred.

In the current year, the income tax provision includes an increase in deferred tax assets and corresponding increase in valuation allowance of $10.8 million related to the capitalization of R&D expenses for tax purposes and an increase in deferred tax assets and corresponding increase in valuation allowance of $3.3 million from foreign net operating loss carryforwards related to the MENU Acquisition.

In 2022, the income tax provision included a reduction in deferred tax liabilities and corresponding increase in valuation allowance of $20.0 million related to subordinated debt as a result of the adoption of ASU No. 2020-06, an increase in deferred tax assets and corresponding increase in valuation allowance of $11.3 million related to the capitalization of R&D expenses for tax purposes, and an increase in deferred tax assets and corresponding increase in valuation allowance of $2.0 million from foreign net operating loss carryforwards related to the MENU Acquisition.

In 2021, the income tax provision included a reduction of the Company’s valuation allowance due to the establishment of a deferred tax liability in connection with the Punchh Acquisition. The establishment of that deferred tax liability created “future taxable income”, partially utilizing existing deferred tax assets of the Company and resulting in a $10.4 million reduction of the Company’s valuation allowance. The Punchh Acquisition resulted in a change in ownership for Punchh as defined by IRC Section 382; the Company determined the identified change in ownership should not limit the Company’s ability to utilize Punchh net operating loss and credit carryforwards.

The Company records the benefits relating to uncertain tax positions only when it is more likely than not (likelihood of greater than 50%), based on technical merits, that the position would be sustained upon examination by taxing authorities. Tax positions that meet the more likely than not threshold are measured using a probability-weighted approach as the largest amount of tax benefit that is greater than 50% likely of being realized upon settlement. At December 31, 2023, the Company had no reserve for uncertain tax positions and the Company believes the Company has adequately provided for its tax-related liabilities. The Company is no longer subject to federal income tax audits for years before 2019.

The following table reconciles the Company’s effective tax rate from the U.S. federal statutory tax rate of 21%:

	Year Ended December 31,
	2023	2022	2021
Federal statutory tax rate	21.0%	21.0%	21.0%
State taxes, net of federal benefit	(0.7)	(0.5)	1.2
Contingent consideration revaluation	2.4	1.2	—
Nondeductible expenses	(0.2)	(0.5)	(0.7)
Tax credits (including R&D)	1.5	1.3	1.5
Foreign income tax rate differential	(4.9)	(2.2)	(0.6)
Stock based compensation	(1.2)	(1.2)	(0.5)
Valuation allowance	(20.1)	(20.5)	(11.7)
Other	(0.1)	(0.1)	(0.2)
	(2.3)%	(1.5)%	10.0%

The effective income tax rate was (2.3)%, (1.5)% and 10.0% during the years ended December 31, 2023, December 31, 2022, and December 31, 2021 respectively. The decrease in 2023 compared to the statutory tax rate of 21.0% was primarily due to the increase in valuation allowance and the foreign income tax rate differential. The decrease in 2022 compared to the statutory tax rate of 21.0% was primarily due to the increase in valuation allowance and the foreign income tax rate differential. The decrease in 2021 compared to the statutory tax rate of 21.0% was primarily due to the valuation allowance and nondeductible acquisition expenses, which were partially offset by tax credits.